UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22714

Eaton Vance Series Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

July 31

Date of Fiscal Year End

July 31, 2019

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Emerging Markets Debt Opportunities Fund

Annual Report

July 31, 2019

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (eatonvance.com/funddocuments), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at eatonvance.com/edelivery. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-262-1122. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Eaton Vance funds held directly or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund is considered to be a commodity pool operator under CFTC regulations. The Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor. The CFTC has neither reviewed nor approved the Fund’s investment strategies.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report July 31, 2019

Eaton Vance

Emerging Markets Debt Opportunities Fund

Table of Contents

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	36

Federal Tax Information	37

Board of Trustees’ Contract Approval	38

Management and Organization	41

Important Notices	43

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2019

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Emerging markets debt produced solid returns for the 12-month period ended July 31, 2019, as measured by the J.P. Morgan Emerging Market Bond Index (EMBI) Global Diversified,2 which returned 10.98%. Factors contributing to market strength included attractive valuations, improving fundamentals and an improving macro environment.

With respect to performance, the period was divided into two contrasting segments, with emerging markets debt struggling in the early months before a resurgence in the second half. At the outset of the 12-month period, emerging markets debt was losing ground amid rising interest rates, a strong U.S. dollar and mounting fears of a global trade war spurred by President Trump’s imposition of tariffs on China.

But starting in January 2019, market conditions improved for emerging markets debt. First, the U.S. Federal Reserve Board signaled that interest rates were not only unlikely to rise further this year, but that lowering rates might even be justified. Then, economic reports from China indicated a strong start to 2019, easing fears of a sharp slowdown in the world’s second largest economy.

Although markets still experienced periods of volatility, mainly in response to fluctuating global trade tensions, emerging markets debt was among the strongest performing asset classes in the world over the first seven months of 2019.

Across geographies, positive fundamental developments in countries outnumbered negative ones during the 12-month period, with election outcomes in Indonesia and India as well as the actions of the newly elected president in the Ukraine. Nearly all indices and risk factors across the emerging markets debt spectrum contributed to the strong performance, including local sovereign debt, U.S. dollar-denominated sovereign debt and U.S. dollar-denominated emerging markets corporate debt. Strong investor flows from around the world provided a further technical tailwind to markets during the period.

Fund Performance

For the 12-month period ended July 31, 2019, Eaton Vance Emerging Markets Debt Opportunities Fund (the Fund) had a total return of 8.03% for Class A shares at net asset value (NAV), underperforming its benchmark, the J.P. Morgan EMB (JEMB) Hard Currency/Local Currency 50-50 Index (the Index), which returned 9.20% for the same period.

The Fund’s relative underperformance was largely due to the benchmark’s exposure to U.S. Treasury duration,7 representing sensitivity to movements in Treasury yields (bond prices move inversely with yields). Because the Fund by design does not have sensitivity to U.S. Treasury duration, and Treasury yields fell substantially over the period, the benchmark received a boost to returns over approximately 300 basis points (3%) that the Fund did not.

The Fund’s overweight position in Argentina was the biggest detractor from relative Fund performance versus the Index. The Argentine peso declined sharply early in the period amid continuing government deficits and high inflation, while bond prices also fell. In Brazil, the Fund’s underweight position hampered results relative to the Index. Debt markets in Brazil rallied following populist Jair Bolsonaro’s victory in the October 2018 presidential election and subsequent progress on economic and pension reforms. Fund management also took a cautious underweight approach toward Mexico, which detracted from relative Fund performance when the Mexican peso outperformed many other emerging markets currencies during the 12-month period.

On the positive side, an out-of-benchmark position in local Egyptian Treasury bills boosted relative Fund performance versus the Index. The position benefited from the central bank’s monetary policy, which kept the currency stable versus the U.S. dollar, as well as high interest rates. The Fund’s holdings in the Ukraine, another out-of-benchmark position, contributed to Fund performance versus the Index. The April 2019 presidential election victory of reformist candidate Volodymyr Zelensky, followed by his party’s parliamentary election win in July, raised expectations, in our view, for reduced government corruption and strengthening the Ukrainian economy. In Serbia, the Fund’s out-of-benchmark position aided relative Fund performance in the 12-month period, as the economy continued to grow and interest rates fell. An overweight position in Bahraini sovereign debt also contributed to Fund performance versus the Index amid the country’s fiscal consolidation progress and the return of financial support from regional allies, including Saudi Arabia.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2019

Performance2,3

Portfolio Managers John R. Baur, Michael A. Cirami, CFA and Eric A. Stein, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	09/03/2015	02/04/2013	8.03%	4.01%	3.47%
Class A with 4.75% Maximum Sales Charge	—	—	2.89	3.01	2.69
Class I at NAV	09/03/2015	02/04/2013	8.42	4.28	3.68
Class R6 at NAV	02/04/2013	02/04/2013	8.36	4.23	3.63
J.P. Morgan EMB (JEMB) Hard Currency/Local Currency 50-50 Index	—	—	9.20%	2.65%	2.02%
J.P. Morgan Government Bond Index: Emerging Market (JPM GBI-EM) Global Diversified	—	—	7.95	–0.06	–0.92

% Total Annual Operating Expense Ratios[4]			Class A	Class I	Class R6
Gross			1.44%	1.19%	1.14%
Net			1.15	0.90	0.85

Growth of $10,0003

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class I	$250,000	02/04/2013	$315,965	N.A.
Class R6	$1,000,000	02/04/2013	$1,260,633	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2019

Fund Profile

Asset Allocation (% of net assets)5

Foreign Currency Exposure (% of net assets)6

Ukraine	13.3%	Georgia	2.3%

Egypt	10.0	Brazil	2.0

Serbia	9.6	Turkey	1.0

Nigeria	7.6	Other	0.6	*

Thailand	4.3	Euro	–9.2

Sri Lanka	3.4	Total Long	62.9

Uganda	3.4	Total Short	–9.3

Philippines	2.9	Total Net	53.6

Dominican Republic	2.4

*	Includes amounts each less than 1.0% or –1.0%, as applicable.

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2019

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

J.P. Morgan EMB (JEMB) Hard Currency/Local Currency 50-50 Index is a blended index comprised of 25% J.P. Morgan Emerging Market Bond Index (EMBI) Global Diversified, 25% J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified, and 50% J.P. Morgan Government Bond Index: Emerging Market (JPM GBI-EM) Global Diversified. J.P. Morgan Emerging Market Bond Index (EMBI) Global Diversified is a market-cap weighted index that measures USD-denominated Brady Bonds, Eurobonds, and traded loans issued by sovereign entities. J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified is an unmanaged index of USD-denominated emerging market corporate bonds. J.P. Morgan Government Bond Index: Emerging Market (JPM GBI-EM) Global Diversified is an unmanaged index of local-currency bonds with maturities of more than one year issued by emerging markets governments. Information has been obtained from sources believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2019, J.P. Morgan Chase & Co. All rights reserved. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

Effective February 15, 2019, the Fund changed its primary benchmark to J.P. Morgan EMB (JEMB) Hard Currency/Local Currency 50-50 Index because the investment adviser believes it is a more appropriate benchmark for the Fund.

[3]

Total Returns at net asset value (NAV) do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class A and Class I is linked to Class R6. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 11/30/19. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Other Net Assets represents other assets less liabilities and includes any investment type that represents less than 1% of net assets.

[6]

Currency exposures include all foreign exchange denominated assets, currency derivatives and commodities (including commodity derivatives). Total exposures may exceed 100% due to implicit leverage created by derivatives.

[7]

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

Fund profile subject to change due to active management.

5

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2019

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2019 – July 31, 2019).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (2/1/19)	Ending Account Value (7/31/19)	Expenses Paid During Period* (2/1/19 – 7/31/19)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,072.80	$5.91	**	1.15%
Class I	$1,000.00	$1,074.00	$4.63	**	0.90%
Class R6	$1,000.00	$1,073.20	$4.37	**	0.85%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.10	$5.76	**	1.15%
Class I	$1,000.00	$1,020.30	$4.51	**	0.90%
Class R6	$1,000.00	$1,020.60	$4.26	**	0.85%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on January 31, 2019.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

6

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2019

Portfolio of Investments

Foreign Government Bonds — 55.5%
Security		Principal Amount (000’s omitted)	Value

Argentina — 3.5%

Argentina POM Politica Monetaria, 68.47%, (ARLLMONP), 6/21/20(1)	ARS	4,789	$105,193

City of Buenos Aires, 53.22%, (BADLAR + 3.25%), 3/29/24(1)	ARS	1,933	34,706

Provincia de Buenos Aires, 45.74%, (BADLAR + 3.75%), 4/12/25(1)(2)(3)	ARS	15,405	262,831

Provincia de Buenos Aires, 48.77%, (BADLAR + 3.83%), 5/31/22(1)	ARS	2,654	47,997

Republic of Argentina, 6.25%, 11/9/47	EUR	563	459,416

Republic of Argentina, 6.875%, 1/11/48	USD	5,211	3,972,085

Republic of Argentina, 7.625%, 4/22/46	USD	2,009	1,619,274

Total Argentina			$6,501,502

Bahrain — 4.6%

CBB International Sukuk Co. 7 SPC, 6.875%, 10/5/25(2)	USD	405	$461,449

Kingdom of Bahrain, 6.125%, 8/1/23(2)	USD	965	1,040,444

Kingdom of Bahrain, 6.75%, 9/20/29(2)	USD	2,717	3,028,028

Kingdom of Bahrain, 7.00%, 1/26/26(2)	USD	936	1,052,915

Kingdom of Bahrain, 7.00%, 10/12/28(2)	USD	2,661	3,015,246

Total Bahrain			$8,598,082

Barbados — 0.6%

Government of Barbados, 6.625%, 12/5/35(2)(4)	USD	1,110	$690,642

Government of Barbados, 7.00%, 8/4/22(2)(4)	USD	116	72,842

Government of Barbados, 7.25%, 12/15/21(2)(4)	USD	684	424,046

Total Barbados			$1,187,530

Benin — 1.9%

Benin Government International Bond, 5.75%, 3/26/26(2)	EUR	3,080	$3,516,110

Total Benin			$3,516,110

Bosnia and Herzegovina — 0.2%

Republic of Srpska, 1.50%, 10/30/23	BAM	243	$134,914

Republic of Srpska, 1.50%, 6/9/25	BAM	58	32,625

Republic of Srpska, 1.50%, 9/25/26	BAM	337	187,665

Total Bosnia and Herzegovina			$355,204

Dominican Republic — 2.3%

Dominican Republic, 9.75%, 6/5/26(3)	DOP	15,450	$312,737

Dominican Republic, 10.25%, 1/11/24(2)	DOP	13,800	285,554

Dominican Republic, 10.375%, 3/4/22(2)	DOP	21,800	443,912

Dominican Republic, 10.50%, 4/7/23(2)	DOP	116,500	2,405,275

Security		Principal Amount (000’s omitted)	Value

Dominican Republic (continued)

Dominican Republic, 10.75%, 8/11/28(2)	DOP	41,500	$878,784

Total Dominican Republic			$4,326,262

Egypt — 0.6%

Arab Republic of Egypt, 4.75%, 4/11/25(2)	EUR	233	$270,193

Arab Republic of Egypt, 5.625%, 4/16/30(2)	EUR	114	128,978

Arab Republic of Egypt, 6.375%, 4/11/31(2)	EUR	653	768,119

Total Egypt			$1,167,290

El Salvador — 2.4%

Republic of El Salvador, 6.375%, 1/18/27(2)	USD	869	$899,424

Republic of El Salvador, 7.124%, 1/20/50(2)(5)	USD	3,034	3,087,095

Republic of El Salvador, 8.25%, 4/10/32(2)	USD	296	338,550

Republic of El Salvador, 8.625%, 2/28/29(2)	USD	181	212,450

Total El Salvador			$4,537,519

Ethiopia — 0.6%

Ethiopia International Bond, 6.625%, 12/11/24(2)	USD	800	$832,793

Federal Democratic Republic of Ethiopia, 6.625%, 12/11/24(2)	USD	270	281,068

Total Ethiopia			$1,113,861

Fiji — 1.4%

Republic of Fiji, 6.625%, 10/2/20(2)	USD	2,649	$2,649,000

Total Fiji			$2,649,000

Georgia — 1.1%

Georgia Treasury Bond, 7.00%, 5/30/24	GEL	4,470	$1,508,096

Georgia Treasury Bond, 7.25%, 1/17/21	GEL	895	304,557

Georgia Treasury Bond, 7.375%, 9/27/23	GEL	592	202,850

Total Georgia			$2,015,503

Kenya — 0.8%

Republic of Kenya, 7.25%, 2/28/28(2)	USD	1,400	$1,461,946

Total Kenya			$1,461,946

Nigeria — 0.1%

Republic of Nigeria, 0.00%, 2/6/20(2)	NGN	38,190	$99,700

Republic of Nigeria, 0.00%, 2/20/20(2)	NGN	19,100	49,643

Total Nigeria			$149,343

7	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2019

Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Peru — 3.3%

Peru Government Bond, 5.40%, 8/12/34(2)(3)	PEN	100	$32,328

Peru Government Bond, 6.714%, 2/12/55	PEN	400	149,486

Peru Government Bond, 6.90%, 8/12/37	PEN	16,137	5,963,833

Total Peru			$6,145,647

Serbia — 9.5%

Serbia Treasury Bond, 4.50%, 1/11/26	RSD	799,800	$7,962,375

Serbia Treasury Bond, 5.75%, 7/21/23	RSD	413,040	4,297,648

Serbia Treasury Bond, 5.875%, 2/8/28	RSD	326,680	3,563,835

Serbia Treasury Bond, 10.00%, 2/5/22	RSD	164,150	1,823,132

Total Serbia			$17,646,990

Seychelles — 0.1%

Republic of Seychelles, 8.00%, 1/1/26(2)	USD	231	$240,086

Total Seychelles			$240,086

Sri Lanka — 3.7%

Sri Lanka Government Bond, 7.55%, 3/28/30(2)	USD	780	$797,027

Sri Lanka Government Bond, 9.00%, 5/1/21	LKR	102,000	580,696

Sri Lanka Government Bond, 10.00%, 10/1/22	LKR	78,020	452,753

Sri Lanka Government Bond, 10.00%, 3/15/23	LKR	76,000	438,200

Sri Lanka Government Bond, 10.20%, 7/15/23	LKR	86,000	498,700

Sri Lanka Government Bond, 10.25%, 3/15/25	LKR	15,000	86,284

Sri Lanka Government Bond, 10.60%, 9/15/19	LKR	59,000	335,423

Sri Lanka Government Bond, 10.75%, 3/1/21	LKR	22,000	128,492

Sri Lanka Government Bond, 11.00%, 8/1/21	LKR	93,000	548,349

Sri Lanka Government Bond, 11.00%, 8/1/24	LKR	84,000	497,948

Sri Lanka Government Bond, 11.00%, 5/15/30	LKR	53,000	317,506

Sri Lanka Government Bond, 11.20%, 9/1/23	LKR	21,000	125,499

Sri Lanka Government Bond, 11.40%, 1/1/24	LKR	199,000	1,194,243

Sri Lanka Government Bond, 11.50%, 12/15/21	LKR	69,000	412,771

Sri Lanka Government Bond, 11.50%, 5/15/23	LKR	89,000	536,136

Total Sri Lanka			$6,950,027

Thailand — 2.3%

Thailand Government Bond, 3.30%, 6/17/38	THB	110,100	$4,294,367

Total Thailand			$4,294,367

Turkey — 1.3%

Republic of Turkey, 6.125%, 10/24/28	USD	1,900	$1,840,122

Republic of Turkey, 7.375%, 2/5/25	USD	600	631,716

Total Turkey			$2,471,838

Security		Principal Amount (000’s omitted)	Value

Ukraine — 15.2%

Ukraine Government International Bond, 0.00%, 4/1/20(2)	UAH	28,143	$1,003,427

Ukraine Government International Bond, 0.00% to 5/31/21, 5/31/40(2)(6)	USD	4,315	3,685,165

Ukraine Government International Bond, 9.75%, 11/1/28(2)	USD	2,583	3,023,208

Ukraine Government International Bond, 10.00%, 8/23/23	UAH	97,086	3,199,028

Ukraine Government International Bond, 15.70%, 1/20/21(2)	UAH	69,950	2,743,415

Ukraine Government International Bond, 15.84%, 2/26/25	UAH	187,097	7,376,074

Ukraine Government International Bond, 17.00%, 5/11/22	UAH	9,930	407,217

Ukraine Government International Bond, 18.00%, 3/24/21(2)	UAH	171,952	6,949,653

Total Ukraine			$28,387,187

Total Foreign Government Bonds (identified cost $99,936,343)			$103,715,294

Foreign Corporate Bonds — 10.8%
Security		Principal Amount (000’s omitted)	Value

Argentina — 0.7%

Generacion Mediterranea SA/Central Termica Roca SA, 15.00%, 5/5/23(3)(5)	USD	1,250	$1,250,000

Total Argentina			$1,250,000

Belarus — 0.3%

Eurotorg, LLC Via Bonitron DAC, 8.75%, 10/30/22(2)	USD	500	$530,865

Total Belarus			$530,865

Bulgaria — 0.3%

Eurohold Bulgaria AD, 6.50%, 12/7/22(2)	EUR	500	$552,880

Total Bulgaria			$552,880

Cayman Islands — 0.3%

HKN Energy, Ltd., 11.00%, 3/6/24	USD	600	$622,500

Total Cayman Islands			$622,500

8	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2019

Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

China — 0.2%

CAR, Inc., 6.00%, 2/11/21(2)	USD	300	$290,700

Total China			$290,700

Colombia — 1.3%

Frontera Energy Corp., 9.70%, 6/25/23(2)	USD	1,100	$1,182,500

Gran Tierra Energy, Inc., 7.75%, 5/23/27(2)	USD	1,300	1,295,125

Total Colombia			$2,477,625

El Salvador — 0.5%

AES El Salvador Trust II, 6.75%, 3/28/23(2)	USD	1,000	$991,260

Total El Salvador			$991,260

Georgia — 1.6%

JSC Georgia Capital, 6.125%, 3/9/24(2)	USD	650	$619,937

Silknet JSC, 11.00%, 4/2/24(2)	USD	1,433	1,523,867

TBC Bank JSC, 5.75%, 6/19/24(2)	USD	862	869,542

Total Georgia			$3,013,346

Indonesia — 0.1%

Jasa Marga (Persero) Tbk PT, 7.50%, 12/11/20(2)	IDR	2,720,000	$190,523

Total Indonesia			$190,523

Ireland — 1.9%

Aragvi Finance International DAC, 12.00%, 4/9/24(2)	USD	3,500	$3,613,750

Total Ireland			$3,613,750

Mexico — 1.3%

Credito Real SAB de CV SOFOM ER, 9.50%, 2/7/26(2)	USD	1,270	$1,424,051

Grupo Kaltex SA de CV, 8.875%, 4/11/22(2)	USD	1,195	863,399

Petroleos Mexicanos, 7.19%, 9/12/24(3)	MXN	1,420	61,687

Petroleos Mexicanos, 7.65%, 11/24/21	MXN	420	20,930

Total Mexico			$2,370,067

Nigeria — 0.4%

SEPLAT Petroleum Development Co. PLC, 9.25%, 4/1/23(2)	USD	750	$804,375

Total Nigeria			$804,375

Panama — 0.4%

Promerica Financial Corp., 9.70%, 5/14/24(2)	USD	700	$738,507

Total Panama			$738,507

Security		Principal Amount (000’s omitted)	Value

Peru — 0.6%

Alicorp SAA, 6.875%, 4/17/27(2)	PEN	3,140	$1,021,320

Total Peru			$1,021,320

Saint Lucia — 0.6%

Digicel International Finance, Ltd./Digicel Holdings Bermuda, Ltd., 8.75%, 5/25/24(2)	USD	1,214	$1,147,230

Total Saint Lucia			$1,147,230

Spain — 0.3%

Atento Luxco 1 SA, 6.125%, 8/10/22(2)	USD	492	$501,592

Total Spain			$501,592

Total Foreign Corporate Bonds (identified cost $19,708,905)			$20,116,540

Sovereign Loans — 4.0%
Borrower		Principal Amount (000’s omitted)	Value

Barbados — 0.3%

Government of Barbados, Term Loan, 0.00%, Maturing December 20, 2019(4)(7)	USD	880	$527,164

Total Barbados			$527,164

Ethiopia — 0.1%

Ethiopian Railways Corporation (Federal Democratic Republic of Ethiopia guaranteed), Term Loan, 6.56%, (6 mo. USD LIBOR + 3.75%), Maturing August 2, 2021(1)(7)	USD	111	$109,793

Total Ethiopia			$109,793

Kenya — 1.5%

Government of Kenya, Term Loan, 8.65%, (6 mo. USD LIBOR + 6.45%), Maturing June 29, 2025(1)	USD	2,825	$2,853,877

Total Kenya			$2,853,877

Macedonia — 0.5%

Republic of Macedonia, Term Loan, 4.50%, (6 mo. EURIBOR + 4.50%), Maturing December 16, 2022(1)(7)	EUR	850	$961,564

Total Macedonia			$961,564

9	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2019

Portfolio of Investments — continued

Borrower		Principal Amount (000’s omitted)	Value

Nigeria — 0.5%

Bank of Industry Limited, Term Loan, 8.34%, (3 mo. USD LIBOR + 6.00%), Maturing May 21, 2021(1)(7)	USD	866	$872,791

Total Nigeria			$872,791

Tanzania — 1.1%

Government of the United Republic of Tanzania, Term Loan, 7.42%, (6 mo. USD LIBOR + 5.20%), Maturing June 23, 2022(1)	USD	622	$641,760

Government of the United Republic of Tanzania, Term Loan, 7.76%, (6 mo. USD LIBOR + 5.20%), Maturing June 23, 2022(1)	USD	1,400	1,454,841

Total Tanzania			$2,096,601

Total Sovereign Loans (identified cost $7,595,019)			$7,421,790

Senior Floating-Rate Loans — 1.2%
Security		Principal Amount (000’s omitted)	Value

Turkey — 1.2%

Akbank T.A.S., Term Loan, 2.15%, (3 mo. EURIBOR + 2.15%), Maturing October 6, 2019(1)(8)	EUR	1,000	$1,103,859

Yapi ve Kredi Bankasi AS, Term Loan, 2.15%, (6 mo. EURIBOR + 2.15%), Maturing November 1, 2019(1)(8)	EUR	1,000	1,099,871

Total Turkey			$2,203,730

Total Senior Floating-Rate Loans (identified cost $2,237,152)			$2,203,730

Short-Term Investments — 24.1%

Foreign Government Securities — 18.6%
Security	Principal Amount (000’s omitted)		Value

Egypt — 9.7%

Egypt Treasury Bill, 0.00%, 8/6/19	EGP	39,725	$2,393,269

Egypt Treasury Bill, 0.00%, 8/20/19	EGP	2,225	134,379

Egypt Treasury Bill, 0.00%, 9/17/19	EGP	35,525	2,117,870

Egypt Treasury Bill, 0.00%, 10/1/19	EGP	25,875	1,528,258

Egypt Treasury Bill, 0.00%, 10/8/19	EGP	37,525	2,214,356

Egypt Treasury Bill, 0.00%, 10/15/19	EGP	48,750	2,866,700

Security	Principal Amount (000’s omitted)		Value

Egypt (continued)

Egypt Treasury Bill, 0.00%, 10/22/19	EGP	30,000	$1,757,885

Egypt Treasury Bill, 0.00%, 12/17/19	EGP	3,525	201,285

Egypt Treasury Bill, 0.00%, 4/14/20	EGP	14,325	776,896

Egypt Treasury Bill, 0.00%, 4/21/20	EGP	5,200	281,145

Egypt Treasury Bill, 0.00%, 4/28/20	EGP	37,125	1,982,408

Egypt Treasury Bill, 0.00%, 5/12/20	EGP	26,700	1,418,133

Egypt Treasury Bill, 0.00%, 5/26/20	EGP	7,500	400,361

Total Egypt			$18,072,945

Georgia — 1.2%

Bank of Georgia Promissory Note, 7.40%, 4/30/20	GEL	321	$108,589

Bank of Georgia Promissory Note, 7.40%, 5/18/20	GEL	254	85,937

Bank of Georgia Promissory Note, 7.45%, 4/10/20	GEL	228	77,043

Bank of Georgia Promissory Note, 7.45%, 4/16/20	GEL	398	134,740

Bank of Georgia Promissory Note, 7.45%, 4/22/20	GEL	238	80,632

Bank of Georgia Promissory Note, 7.45%, 4/24/20	GEL	384	129,812

Bank of Georgia Promissory Note, 7.45%, 4/28/20	GEL	156	52,738

Bank of Georgia Promissory Note, 7.50%, 5/28/20	GEL	311	105,172

Bank of Georgia Promissory Note, 7.50%, 6/10/20	GEL	156	52,717

Bank of Georgia Promissory Note, 7.50%, 6/12/20	GEL	168	56,907

Bank of Georgia Promissory Note, 7.50%, 6/15/20	GEL	220	74,222

Bank of Georgia Promissory Note, 7.50%, 6/16/20	GEL	216	73,176

Bank of Georgia Promissory Note, 7.50%, 6/17/20	GEL	219	74,219

Bank of Georgia Promissory Note, 7.50%, 6/19/20	GEL	465	157,319

Bank of Georgia Promissory Note, 7.50%, 6/26/20	GEL	610	206,191

Bank of Georgia Promissory Note, 7.50%, 6/29/20	GEL	434	146,569

Georgia Treasury Bill, 0.00%, 11/14/19	GEL	410	135,847

Georgia Treasury Bill, 0.00%, 12/12/19	GEL	296	97,775

Georgia Treasury Bill, 0.00%, 5/7/20	GEL	370	119,063

Georgia Treasury Bill, 0.00%, 6/4/20	GEL	542	173,506

Georgia Treasury Bill, 0.00%, 7/2/20	GEL	453	144,274

Total Georgia			$2,286,448

Nigeria — 7.5%

Nigeria OMO Bill, 0.00%, 9/19/19	NGN	552,950	$1,507,000

Nigeria OMO Bill, 0.00%, 9/26/19	NGN	280,124	762,177

Nigeria OMO Bill, 0.00%, 10/10/19	NGN	386,090	1,046,509

Nigeria OMO Bill, 0.00%, 2/20/20	NGN	57,290	148,903

Nigeria OMO Bill, 0.00%, 3/5/20	NGN	925,474	2,395,145

Nigeria OMO Bill, 0.00%, 4/23/20	NGN	478,137	1,218,025

Nigeria OMO Bill, 0.00%, 5/28/20	NGN	421,868	1,060,999

Nigeria Treasury Bill, 0.00%, 10/3/19	NGN	100,679	273,494

Nigeria Treasury Bill, 0.00%, 2/27/20	NGN	572,860	1,485,625

Nigeria Treasury Bill, 0.00%, 4/2/20	NGN	134,008	343,712

10	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)		Value

Nigeria (continued)

Nigeria Treasury Bill, 0.00%, 4/30/20	NGN	32,252	$81,972

Nigeria Treasury Bill, 0.00%, 5/14/20	NGN	1,430,260	3,616,258

Total Nigeria			$13,939,819

Ukraine — 0.2%

Ukraine Treasury Bill, 0.00%, 10/16/19	UAH	12,366	$476,360

Total Ukraine			$476,360

Total Foreign Government Securities (identified cost $34,008,175)			$34,775,572

U.S. Treasury Obligations — 0.5%
Security	Principal Amount (000’s omitted)		Value

U.S. Treasury Bill, 0.00%, 8/1/19		$400	$400,000

U.S. Treasury Bill, 0.00%, 8/22/19(9)		450	449,479

Total U.S. Treasury Obligations (identified cost $849,479)			$849,479

Other — 5.0%
Description		Units	Value

Eaton Vance Cash Reserves Fund, LLC, 2.31%(10)		9,438,170	$9,438,170

Total Other (identified cost $9,437,771)			$9,438,170

Total Short-Term Investments (identified cost $44,295,425)			$45,063,221

Total Investments — 95.6% (identified cost $173,772,844)			$178,520,575

Other Assets, Less Liabilities — 4.4%			$8,193,723

Net Assets — 100.0%			$186,714,298

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Variable rate security. The stated interest rate represents the rate in effect at July 31, 2019.

(2)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the

United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At July 31, 2019, the aggregate value of these securities is $65,292,769 or 35.0% of the Fund’s net assets.

(3)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At July 31, 2019, the aggregate value of these securities is $1,919,583 or 1.0% of the Fund’s net assets.

(4)	Issuer is in default with respect to interest payments. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(5)	When-issued security.

(6)	Security converts to floating rate after the indicated fixed-rate coupon period.

(7)	Loan is subject to scheduled mandatory prepayments. Maturity date shown reflects the final maturity date.

(8)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 11).

(9)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.

(10)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of July 31, 2019.

11	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2019

Portfolio of Investments — continued

Centrally Cleared Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)

BRL	7,200,000	USD	1,897,233	8/2/19	$(10,614)

BRL	6,814,000	USD	1,765,514	8/2/19	19,962

MXN	5,500,000	USD	283,003	8/2/19	3,997

MXN	1,800,000	USD	94,389	8/2/19	(462)

MXN	8,150,232	USD	427,385	8/2/19	(2,091)

USD	2,057,241	BRL	7,799,000	8/2/19	13,665

USD	1,639,842	BRL	6,215,000	8/2/19	11,322

USD	383,625	MXN	7,300,000	8/2/19	2,698

USD	65,667	MXN	1,300,000	8/2/19	(2,170)

USD	352,480	MXN	6,850,232	8/2/19	(4,978)

PHP	46,240,000	USD	881,349	8/7/19	27,022

PHP	45,420,000	USD	866,877	8/7/19	25,386

PHP	91,700,000	USD	1,781,620	8/7/19	19,799

PHP	15,000,000	USD	288,018	8/7/19	6,652

USD	1,135,832	EUR	1,008,064	8/8/19	19,368

USD	2,153,829	EUR	1,911,550	8/8/19	36,727

USD	627,944	EUR	556,540	8/8/19	11,558

USD	1,110,310	EUR	963,760	8/15/19	42,321

USD	567,230	EUR	500,000	8/15/19	13,156

USD	135,751	EUR	119,661	8/15/19	3,149

PEN	8,981,750	USD	2,725,459	8/29/19	(9,683)

USD	13,121,222	PEN	43,240,987	8/29/19	46,617

USD	2,865,921	EUR	2,548,369	8/30/19	38,588

USD	1,491,336	EUR	1,321,661	8/30/19	24,996

USD	1,737,461	EUR	1,544,946	8/30/19	23,394

USD	574,895	EUR	514,484	8/30/19	4,091

PEN	9,700,000	USD	2,937,169	9/3/19	(4,839)

BRL	6,215,000	USD	1,636,064	9/4/19	(11,106)

BRL	7,799,000	USD	2,052,503	9/4/19	(13,396)

EUR	674,015	USD	763,092	9/27/19	(13,568)

USD	793,463	EUR	700,042	9/27/19	14,996

USD	818,748	EUR	725,000	9/27/19	12,526

USD	1,617,717	IDR	23,154,380,283	10/7/19	(9,339)

IDR	24,675,000,000	USD	1,756,478	10/18/19	(25,204)

IDR	24,675,000,000	USD	1,757,479	10/18/19	(26,205)

USD	1,848,016	IDR	26,195,619,717	10/18/19	10,051

USD	421,133	MXN	8,150,232	10/31/19	2,069

USD	93,008	MXN	1,800,000	10/31/19	457

USD	8,146,176	EUR	7,151,257	1/22/20	117,229

USD	3,747,372	EUR	3,312,799	1/27/20	26,430

USD	688,111	EUR	608,312	1/27/20	4,853

USD	412,202	EUR	364,400	1/27/20	2,907

USD	574,626	EUR	508,665	1/31/20	3,101

					$455,432

12	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2019

Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

EUR	508,665	USD	565,592	Standard Chartered Bank	8/1/19	$—	$(2,500)

EUR	508,665	USD	566,627	Standard Chartered Bank	8/1/19	—	(3,535)

USD	588,876	EUR	508,665	Standard Chartered Bank	8/1/19	25,784	—

USD	566,627	EUR	508,665	Standard Chartered Bank	8/1/19	3,535	—

USD	846,854	IDR	11,868,656,674	Deutsche Bank AG	8/2/19	121	—

TRY	5,335,000	USD	936,540	Goldman Sachs International	8/5/19	17,838	—

TRY	4,755,000	USD	834,723	Goldman Sachs International	8/5/19	15,899	—

PHP	78,840,000	USD	1,495,022	Goldman Sachs International	8/13/19	53,153	—

UGX	1,009,224,000	USD	263,093	Standard Chartered Bank	8/14/19	9,380	—

EUR	560,625	RSD	66,150,988	JPMorgan Chase Bank, N.A.	8/19/19	—	(536)

ARS	60,379,759	USD	1,380,109	BNP Paribas	8/20/19	—	(37,535)

USD	1,864,025	ARS	82,800,000	BNP Paribas	8/20/19	22,926	—

RSD	23,797,179	EUR	201,774	JPMorgan Chase Bank, N.A.	8/22/19	30	—

MAD	304,000	USD	30,894	BNP Paribas	9/5/19	586	—

MAD	1,481,000	USD	152,838	BNP Paribas	9/5/19	524	—

EUR	514,484	USD	575,146	Bank of America, N.A.	9/6/19	—	(4,019)

EUR	31,000	USD	34,664	Goldman Sachs International	9/6/19	—	(251)

USD	575,289	EUR	514,484	Goldman Sachs International	9/6/19	4,162	—

USD	121,208	EUR	108,351	Goldman Sachs International	9/6/19	928	—

USD	255,789	EUR	230,218	Goldman Sachs International	9/6/19	225	—

THB	203,676,000	USD	6,503,480	Standard Chartered Bank	9/13/19	125,645	—

USD	1,704,822	THB	52,500,000	Standard Chartered Bank	9/13/19	—	(3,917)

USD	2,188,423	THB	68,537,046	Standard Chartered Bank	9/13/19	—	(42,280)

THB	8,666,000	USD	279,179	Standard Chartered Bank	9/24/19	2,953	—

THB	6,499,000	USD	209,287	Standard Chartered Bank	9/24/19	2,296	—

THB	6,670,000	USD	215,130	Standard Chartered Bank	9/24/19	2,020	—

THB	3,050,000	USD	99,031	Standard Chartered Bank	9/30/19	281	—

THB	3,050,000	USD	99,043	Standard Chartered Bank	9/30/19	268	—

THB	1,830,000	USD	59,396	Standard Chartered Bank	9/30/19	191	—

THB	1,169,000	USD	38,054	Standard Chartered Bank	9/30/19	10	—

UGX	1,021,492,000	USD	266,638	Standard Chartered Bank	9/30/19	6,445	—

USD	127,701	THB	3,923,000	Standard Chartered Bank	9/30/19	—	(36)

USD	199,221	THB	6,138,000	Standard Chartered Bank	9/30/19	—	(639)

USD	332,227	THB	10,231,000	Standard Chartered Bank	9/30/19	—	(906)

USD	332,192	THB	10,231,000	Standard Chartered Bank	9/30/19	—	(941)

XOF	31,980,000	EUR	46,881	ICBC Standard Bank plc	10/4/19	1,596	—

UGX	1,068,170,000	USD	275,801	Standard Chartered Bank	10/15/19	8,809	—

UGX	659,887,000	USD	169,679	Standard Chartered Bank	10/15/19	6,145	—

UGX	1,440,720,000	USD	370,845	Standard Chartered Bank	10/23/19	12,344	—

UGX	1,437,760,000	USD	370,846	Standard Chartered Bank	10/31/19	10,873	—

XOF	53,292,000	EUR	78,141	ICBC Standard Bank plc	11/5/19	2,230	—

UGX	1,589,900,000	USD	407,357	Standard Chartered Bank	11/7/19	14,093	—

UGX	993,103,000	USD	254,969	Standard Chartered Bank	11/20/19	7,512	—

THB	27,470,000	USD	895,664	Standard Chartered Bank	12/6/19	160	—

UGX	1,000,000,000	USD	264,971	Standard Chartered Bank	12/20/19	—	(2,439)

13	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2019

Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

UGX	7,506,300,000	USD	1,898,887	Standard Chartered Bank	1/30/20	$53,860	$—

TRY	5,109,000	USD	1,112,151	Goldman Sachs International	2/3/20	—	(254,814)

USD	1,014,484	TRY	5,148,000	Goldman Sachs International	2/3/20	150,603	—

TRY	560,801	USD	121,702	Deutsche Bank AG	2/10/20	—	(27,813)

TRY	561,000	USD	121,877	Standard Chartered Bank	2/10/20	—	(27,955)

USD	111,144	TRY	564,000	Deutsche Bank AG	2/10/20	16,720	—

USD	111,199	TRY	564,000	Standard Chartered Bank	2/10/20	16,775	—

TRY	716,199	USD	155,577	Standard Chartered Bank	2/14/20	—	(35,831)

TRY	9,000,000	USD	1,952,701	Standard Chartered Bank	2/14/20	—	(447,938)

USD	1,923,513	TRY	9,802,300	Standard Chartered Bank	2/14/20	284,608	—

TRY	5,000,000	USD	1,018,953	Bank of America, N.A.	3/20/20	—	(192,581)

USD	980,000	TRY	5,033,770	Bank of America, N.A.	3/20/20	148,047	—

UGX	2,180,803,000	USD	542,763	Standard Chartered Bank	3/23/20	16,748	—

UGX	2,181,345,656	USD	542,763	Standard Chartered Bank	3/25/20	16,592	—

UGX	381,024,000	USD	94,570	Standard Chartered Bank	4/14/20	2,622	—

EGP	8,060,000	USD	422,100	Goldman Sachs International	4/21/20	31,709	—

UGX	993,624,000	USD	246,007	Standard Chartered Bank	6/15/20	3,053	—

UGX	982,030,000	USD	246,215	Standard Chartered Bank	7/2/20	—	(1,270)

						$1,100,299	$(1,087,736)

Futures Contracts

Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/ Unrealized Depreciation

Interest Rate Futures

5-Year USD Deliverable Interest Rate Swap	3	Short	9/16/19	$(317,109)	$(1,576)

10-Year USD Deliverable Interest Rate Swap	2	Short	9/16/19	(219,125)	(3,475)

Euro-Bobl	28	Short	9/6/19	(4,184,462)	(34,749)

U.S. 10-Year Treasury Note	12	Short	9/19/19	(1,529,063)	(16,539)

					$(56,339)

Euro-Bobl:  Medium-term debt securities issued by the Federal Republic of Germany with a term to maturity of 4.5 to 5 years.

14	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2019

Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps

Notional Amount (000’s omitted)		Fund Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

CNY	61,630	Pays	7-day China Fixing Repo Rates (pays quarterly)	3.07% (pays quarterly)	5/7/24	$104,710	$—	$104,710

CNY	4,213	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.90% (pays quarterly)	6/6/24	2,152	—	2,152

CNY	8,426	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.90% (pays quarterly)	6/6/24	4,045	—	4,045

CNY	8,426	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.90% (pays quarterly)	6/6/24	4,160	—	4,160

CNY	11,235	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.90% (pays quarterly)	6/6/24	5,164	—	5,164

CNY	12,920	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.90% (pays quarterly)	6/6/24	6,599	—	6,599

CNY	16,852	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.90% (pays quarterly)	6/6/24	8,320	—	8,320

CNY	5,618	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.87% (pays quarterly)	6/10/24	1,578	—	1,578

EUR	400	Receives	6-month EURIBOR (pays semi-annually)	1.00% (pays annually)	3/21/23	(24,967)	11,636	(13,331)

EUR	250	Receives	6-month EURIBOR (pays semi-annually)	0.30% (pays annually)	7/23/24	(628)	—	(628)

EUR	544	Receives	6-month EURIBOR (pays semi-annually)	0.11% (pays annually)	7/23/29	(6,705)	2,139	(4,566)

EUR	214	Receives	6-month EURIBOR (pays semi-annually)	0.80% (pays annually)	7/16/49	(18,520)	247	(18,273)

MXN	64,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	8.45% (pays monthly)	1/3/24	159,831	—	159,831

MXN	63,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	8.38% (pays monthly)	1/18/24	149,506	(5)	149,501

MXN	30,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	7.75% (pays monthly)	4/1/24	34,058	742	34,800

MXN	46,163	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	7.63% (pays monthly)	5/23/24	42,124	—	42,124

MXN	48,837	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	7.64% (pays monthly)	5/23/24	45,351	—	45,351

THB	44,000	Pays	6-month THB Fixing Rate (pays semi-annually)	1.88% (pays semi-annually)	6/6/29	25,174	—	25,174

USD	345	Receives	3-month USD-LIBOR (pays quarterly)	2.87% (pays semi-annually)	5/16/21	(5,784)	(7)	(5,791)

USD	1,916	Receives	3-month USD-LIBOR (pays quarterly)	1.87% (pays semi-annually)	9/18/22	(9,083)	—	(9,083)

USD	440	Receives	3-month USD-LIBOR (pays quarterly)	2.07% (pays semi-annually)	10/20/22	(5,575)	(79)	(5,654)

USD	420	Receives	3-month USD-LIBOR (pays quarterly)	2.69% (pays semi-annually)	2/6/23	(15,112)	—	(15,112)

USD	645	Receives	3-month USD-LIBOR (pays quarterly)	2.64% (pays semi-annually)	2/12/23	(22,129)	—	(22,129)

15	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2019

Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Fund Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

USD	1,100	Receives	3-month USD-LIBOR (pays quarterly)	2.66% (pays semi-annually)	2/12/23	$(38,682)	$(4,031)	$(42,713)

USD	600	Receives	3-month USD-LIBOR (pays quarterly)	2.79% (pays semi-annually)	3/14/23	(24,597)	—	(24,597)

USD	235	Receives	3-month USD-LIBOR (pays quarterly)	2.88% (pays semi-annually)	7/10/23	(9,493)	—	(9,493)

USD	200	Receives	3-month USD-LIBOR (pays quarterly)	2.88% (pays semi-annually)	7/11/23	(8,118)	(108)	(8,226)

USD	200	Receives	3-month USD-LIBOR (pays quarterly)	2.90% (pays semi-annually)	7/19/23	(8,295)	—	(8,295)

USD	345	Receives	3-month USD-LIBOR (pays quarterly)	3.11% (pays semi-annually)	9/27/23	(20,789)	8	(20,781)

USD	271	Receives	3-month USD-LIBOR (pays quarterly)	3.09% (pays semi-annually)	9/28/23	(16,085)	—	(16,085)

USD	265	Receives	3-month USD-LIBOR (pays quarterly)	3.08% (pays semi-annually)	10/2/23	(15,611)	—	(15,611)

USD	350	Receives	3-month USD-LIBOR (pays quarterly)	3.06% (pays semi-annually)	10/2/23	(20,392)	(35)	(20,427)

USD	244	Receives	3-month USD-LIBOR (pays quarterly)	3.08% (pays semi-annually)	10/3/23	(14,362)	—	(14,362)

USD	430	Receives	3-month USD-LIBOR (pays quarterly)	3.12% (pays semi-annually)	10/27/23	(26,338)	—	(26,338)

USD	600	Receives	3-month USD-LIBOR (pays quarterly)	3.22% (pays semi-annually)	11/13/23	(35,420)	—	(35,420)

USD	615	Receives	3-month USD-LIBOR (pays quarterly)	3.01% (pays semi-annually)	11/23/23	(30,953)	—	(30,953)

USD	390	Receives	3-month USD-LIBOR (pays quarterly)	2.71% (pays semi-annually)	12/24/23	(14,972)	—	(14,972)

USD	500	Receives	3-month USD-LIBOR (pays quarterly)	2.46% (pays semi-annually)	2/26/24	(17,115)	(1,298)	(18,413)

USD	1,207	Receives	3-month USD-LIBOR (pays quarterly)	2.22% (pays semi-annually)	3/28/24	(28,483)	—	(28,483)

USD	1,340	Receives	3-month USD-LIBOR (pays quarterly)	2.37% (pays semi-annually)	4/3/24	(41,218)	—	(41,218)

USD	467	Receives	3-month USD-LIBOR (pays quarterly)	1.95% (pays semi-annually)	6/13/24	(2,591)	—	(2,591)

USD	777	Receives	3-month USD-LIBOR (pays quarterly)	1.87% (pays semi-annually)	6/14/24	(1,740)	—	(1,740)

USD	750	Receives	3-month USD-LIBOR (pays quarterly)	1.74% (pays semi-annually)	6/28/24	2,748	—	2,748

USD	300	Receives	3-month USD-LIBOR (pays quarterly)	1.76% (pays semi-annually)	7/1/24	822	—	822

USD	295	Receives	3-month USD-LIBOR (pays quarterly)	1.84% (pays semi-annually)	7/11/24	(309)	—	(309)

USD	999	Receives	3-month USD-LIBOR (pays quarterly)	1.85% (pays semi-annually)	7/15/24	(1,875)	—	(1,875)

16	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2019

Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Fund Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

USD	241	Receives	3-month USD-LIBOR (pays quarterly)	1.80% (pays semi-annually)	7/23/24	$67	$—	$67

USD	337	Receives	3-month USD-LIBOR (pays quarterly)	1.79% (pays semi-annually)	7/23/24	350	—	350

USD	1,000	Receives	3-month USD-LIBOR (pays quarterly)	2.58% (pays semi-annually)	2/4/26	(51,633)	—	(51,633)

USD	1,242	Receives	3-month USD-LIBOR (pays quarterly)	2.18% (pays semi-annually)	9/19/27	(33,165)	—	(33,165)

USD	1,614	Receives	3-month USD-LIBOR (pays quarterly)	2.88% (pays semi-annually)	6/1/28	(128,226)	—	(128,226)

USD	693	Receives	3-month USD-LIBOR (pays quarterly)	3.13% (pays semi-annually)	9/28/28	(76,612)	—	(76,612)

USD	283	Receives	3-month USD-LIBOR (pays quarterly)	3.12% (pays semi-annually)	10/2/28	(30,830)	—	(30,830)

USD	387	Receives	3-month USD-LIBOR (pays quarterly)	3.11% (pays semi-annually)	10/2/28	(41,918)	186	(41,732)

USD	2,244	Receives	3-month USD-LIBOR (pays quarterly)	3.25% (pays semi-annually)	11/13/28	(255,813)	—	(255,813)

USD	2,000	Receives	3-month USD-LIBOR (pays quarterly)	2.48% (pays semi-annually)	4/12/29	(109,260)	—	(109,260)

USD	632	Receives	3-month USD-LIBOR (pays quarterly)	1.93% (pays semi-annually)	6/27/29	828	—	828

USD	2,311	Receives	3-month USD-LIBOR (pays quarterly)	2.09% (pays semi-annually)	7/15/29	(29,401)	781	(28,620)

USD	101	Receives	3-month USD-LIBOR (pays quarterly)	2.92% (pays semi-annually)	4/16/48	(16,974)	—	(16,974)

USD	105	Receives	3-month USD-LIBOR (pays quarterly)	2.91% (pays semi-annually)	4/17/48	(17,365)	—	(17,365)

USD	27	Receives	3-month USD-LIBOR (pays quarterly)	3.12% (pays semi-annually)	5/18/48	(5,461)	184	(5,277)

USD	32	Receives	3-month USD-LIBOR (pays quarterly)	3.02% (pays semi-annually)	5/29/48	(5,810)	—	(5,810)

USD	2,011	Receives	3-month USD-LIBOR (pays quarterly)	3.33% (pays semi-annually)	11/13/48	(512,380)	—	(512,380)

USD	1,760	Receives	3-month USD-LIBOR (pays quarterly)	2.21% (pays semi-annually)	8/1/49	(13,538)	—	(13,538)

Total						$(1,216,740)	$10,360	$(1,206,380)

17	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2019

Portfolio of Investments — continued

Interest Rate Swaps

Counterparty	Notional Amount (000’s omitted)		Fund Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value/ Unrealized (Depreciation)

Bank of America, N.A.	MXN	2,844	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	6.63% (pays monthly)	3/19/24	$(3,453)

Societe Generale	CNY	6,130	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.79% (pays quarterly)	7/4/24	(2,203)

Total							$(5,656)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Entity	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Current Market Annual Fixed Rate***	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation

Turkey	$1,750	1.00% (pays quarterly)(1)	6/20/20	1.90%	$(11,873)	$51,547	$39,674

Total	$1,750				$(11,873)	$51,547	$39,674

Credit Default Swaps — Sell Protection

Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Current Market Annual Fixed Rate***	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation

Bahamas	Deutsche Bank AG	$600	1.00% (pays quarterly)(1)	6/20/22	1.38%	$(5,703)	$31,144	$25,441

Total		$600				$(5,703)	$31,144	$25,441

*

If the Fund is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Fund could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At July 31, 2019, such maximum potential amount for all open credit default swaps in which the Fund is the seller was $2,350,000.

**	The contract annual fixed rate represents the fixed rate of interest received by the Fund (as a seller of protection) on the notional amount of the credit default swap contract.

***

Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

Abbreviations:

ARLLMONP	–	Argentina Blended Policy Rate

BADLAR	–	Buenos Aires Deposits of Large Amount Rate

EURIBOR	–	Euro Interbank Offered Rate

LIBOR	–	London Interbank Offered Rate

OMO	–	Open Market Operation

18	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2019

Portfolio of Investments — continued

Currency Abbreviations:

ARS	–	Argentine Peso

BAM	–	Bosnia-Herzegovina Convertible Mark

BRL	–	Brazilian Real

CNY	–	Yuan Renminbi

DOP	–	Dominican Peso

EGP	–	Egyptian Pound

EUR	–	Euro

GEL	–	Georgian Lari

IDR	–	Indonesian Rupiah

LKR	–	Sri Lankan Rupee

MAD	–	Moroccan Dirham

MXN	–	Mexican Peso

NGN	–	Nigerian Naira

PEN	–	Peruvian Sol

PHP	–	Philippine Peso

RSD	–	Serbian Dinar

THB	–	Thai Baht

TRY	–	New Turkish Lira

UAH	–	Ukrainian Hryvnia

UGX	–	Ugandan Shilling

USD	–	United States Dollar

XOF	–	West African CFA Franc

19	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2019

Statement of Assets and Liabilities

Assets	July 31, 2019

Unaffiliated investments, at value (identified cost, $164,335,073)	$169,082,405

Affiliated investment, at value (identified cost, $9,437,771)	9,438,170

Cash	1,497,133

Deposits for derivatives collateral —

Financial futures contracts	35,003

Centrally cleared derivatives	4,640,859

Foreign currency, at value (identified cost, $1,061,013)	1,052,815

Interest receivable	3,536,501

Dividends receivable from affiliated investment	3,911

Receivable for investments sold	12,157,210

Receivable for Fund shares sold	613,424

Receivable for variation margin on open centrally cleared derivatives	221,283

Receivable for open forward foreign currency exchange contracts	1,100,299

Receivable for open swap contracts	25,441

Receivable for closed swap contracts	2,170

Receivable from affiliate	5,441

Total assets	$203,412,065

Liabilities

Payable for investments purchased	$10,866,731

Payable for when-issued securities	4,284,000

Payable for Fund shares redeemed	49,192

Payable for variation margin on open financial futures contracts	5,867

Payable for open forward foreign currency exchange contracts	1,087,736

Payable for open swap contracts	5,656

Upfront receipts on open non-centrally cleared swap contracts	31,144

Payable to affiliate:

Investment adviser and administration fee	100,651

Distribution and service fees	1,724

Accrued foreign capital gains taxes	33,647

Accrued expenses	231,419

Total liabilities	$16,697,767

Net Assets	$186,714,298

Sources of Net Assets

Common shares, $0.001 par value, 1,000,000,000 shares authorized (see Note 7), 20,647,588 shares issued and outstanding	$20,648

Additional paid-in capital	183,942,015

Distributable earnings	2,751,635

Total	$186,714,298

20	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2019

Statement of Assets and Liabilities — continued

Class A Shares	July 31, 2019

Net Assets	$9,724,216

Shares Outstanding	1,076,998

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares outstanding)	$9.03

Maximum Offering Price Per Share

(100 ÷ 95.25 of net asset value per share)	$9.48

Class I Shares

Net Assets	$96,765,191

Shares Outstanding	10,683,224

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares outstanding)	$9.06

Class R6 Shares

Net Assets	$80,224,891

Shares Outstanding	8,887,366

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares outstanding)	$9.03

On sales of $50,000 or more, the offering price of Class A shares is reduced.

21	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2019

Statement of Operations

Investment Income	Year Ended July 31, 2019

Interest (net of foreign taxes, $354,521)	$11,315,999

Dividends from affiliated investment	281,470

Total investment income	$11,597,469

Expenses

Investment adviser and administration fee	$917,941

Distribution and service fees

Class A	16,400

Directors’ fees and expenses	8,459

Custodian fee	247,893

Transfer and dividend disbursing agent fees	46,339

Legal and accounting services	125,936

Printing and postage	35,098

Registration fees	69,042

Miscellaneous	36,644

Total expenses	$1,503,752

Deduct —

Allocation of expenses to affiliate	$248,037

Total expense reductions	$248,037

Net expenses	$1,255,715

Net investment income	$10,341,754

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions (net of foreign capital gains taxes of $78,475)	$(1,438,486)

Investment transactions — affiliated investment	(2,313)

Financial futures contracts	(194,972)

Swap contracts	(1,227,821)

Foreign currency transactions	(277,965)

Forward foreign currency exchange contracts	(1,067,468)

Non-deliverable bond forward contracts	37,954

Net realized loss	$(4,171,071)

Change in unrealized appreciation (depreciation) —

Investments (including net increase in accrued foreign capital gains taxes of $20,137)	$7,353,041

Investments — affiliated investment	399

Financial futures contracts	(56,128)

Swap contracts	(845,659)

Foreign currency	97,792

Forward foreign currency exchange contracts	722,061

Net change in unrealized appreciation (depreciation)	$7,271,506

Net realized and unrealized gain	$3,100,435

Net increase in net assets from operations	$13,442,189

22	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2019

Statements of Changes in Net Assets

	Year Ended July 31,
Increase (Decrease) in Net Assets	2019	2018

From operations —

Net investment income	$10,341,754	$7,140,064

Net realized loss	(4,171,071)	(1,727,494)

Net change in unrealized appreciation (depreciation)	7,271,506	(3,788,374)

Net increase in net assets from operations	$13,442,189	$1,624,196

Distributions to shareholders — (1)

Class A	$(258,286)	$(145,243)

Class I	(2,132,861)	(1,216,052)

Class R6	(3,139,741)	(5,231,531)

Total distributions to shareholders	$(5,530,888)	$(6,592,826)

Tax return of capital to shareholders —

Class A	$(241,201)	$(28,155)

Class I	(2,586,742)	(237,022)

Class R6	(2,628,608)	(669,095)

Total tax return of capital to shareholders	$(5,456,551)	$(934,272)

Transactions in common shares —

Proceeds from sale of shares

Class A	$6,838,622	$9,114,427

Class I	82,761,349	47,866,531

Class R6	3,463,257	3,303,838

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	478,506	161,522

Class I	4,719,535	1,453,048

Class R6	5,768,349	5,537,410

Cost of shares redeemed

Class A	(2,532,843)	(4,504,089)

Class I	(31,372,849)	(9,722,348)

Class R6	(3,737,113)	(1,809,618)

Net increase in net assets from Fund share transactions	$66,386,813	$51,400,721

Net increase in net assets	$68,841,563	$45,497,819

Net Assets

At beginning of year	$117,872,735	$72,374,916

At end of year	$186,714,298	$117,872,735 (2)

(1)	For the year ended July 31, 2018, the source of distributions was from net investment income.

(2)	Includes accumulated distributions in excess of net investment income of $(1,870,665) at July 31, 2018. The requirement to disclose the corresponding amount as of July 31, 2019 was eliminated.

23	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2019

Financial Highlights

	Class A

	Year Ended July 31,				Period Ended July 31, 2016(1)
	2019	2018	2017

Net asset value — Beginning of period	$9.010	$9.460	$9.400		$8.730

Income (Loss) From Operations

Net investment income(2)	$0.611	$0.675	$0.608		$0.544

Net realized and unrealized gain (loss)	0.053	(0.399)	0.214		0.244

Total income from operations	$0.664	$0.276	$0.822		$0.788

Less Distributions

From net investment income	$(0.356)	$(0.646)	$(0.762)		$(0.118)

Tax return of capital	(0.288)	(0.080)	—		—

Total distributions	$(0.644)	$(0.726)	$(0.762)		$(0.118)

Net asset value — End of period	$9.030	$9.010	$9.460		$9.400

Total Return(3)(4)	8.03%	2.82%	9.18%		9.16	%(5)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$9,724	$4,840	$330		$45

Ratios (as a percentage of average daily net assets):

Expenses(4)	1.15%	1.15%	1.16	%(7)	1.15	%(6)

Net investment income	7.01%	7.19%	6.46%		6.74	%(6)

Portfolio Turnover	85%	80%	70%		85	%(8)

(1)	For the period from commencement of operations on September 3, 2015 to July 31, 2016.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)

The investment adviser and administrator reimbursed certain operating expenses (equal to 0.18%, 0.29%, 0.34% and 1.15% of average daily net assets for the years ended July 31, 2019, 2018 and 2017 and the period from commencement of operations on September 3, 2015 to July 31, 2016, respectively). Absent this reimbursement, total return would be lower.

(5)	Not annualized.

(6)	Annualized.

(7)	Includes interest expense of 0.01% for the year ended July 31, 2017.

(8)	For the year ended July 31, 2016.

24	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2019

Financial Highlights — continued

	Class I

	Year Ended July 31,				Period Ended July 31, 2016(1)
	2019	2018	2017

Net asset value — Beginning of period	$9.030	$9.490	$9.420		$8.730

Income (Loss) From Operations

Net investment income(2)	$0.648	$0.705	$0.649		$0.560

Net realized and unrealized gain (loss)	0.051	(0.413)	0.204		0.270

Total income from operations	$0.699	$0.292	$0.853		$0.830

Less Distributions

From net investment income	$(0.370)	$(0.669)	$(0.783)		$(0.140)

Tax return of capital	(0.299)	(0.083)	—		—

Total distributions	$(0.669)	$(0.752)	$(0.783)		$(0.140)

Net asset value — End of period	$9.060	$9.030	$9.490		$9.420

Total Return(3)(4)	8.42%	2.98%	9.51%		9.67	%(5)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$96,765	$38,756	$1,060		$34

Ratios (as a percentage of average daily net assets):

Expenses(4)	0.90%	0.90%	0.91	%(7)	0.90	%(6)

Net investment income	7.38%	7.48%	6.90%		6.84	%(6)

Portfolio Turnover	85%	80%	70%		85	%(8)

(1)	For the period from commencement of operations on September 3, 2015 to July 31, 2016.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)

The investment adviser and administrator reimbursed certain operating expenses (equal to 0.18%, 0.29%, 0.34% and 1.15% of average daily net assets for the years ended July 31, 2019, 2018 and 2017 and the period from commencement of operations on September 3, 2015 to July 31, 2016, respectively). Absent this reimbursement, total return would be lower.

(5)	Not annualized.

(6)	Annualized.

(7)	Includes interest expense of 0.01% for the year ended July 31, 2017.

(8)	For the year ended July 31, 2016.

25	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2019

Financial Highlights — continued

	Class R6

	Year Ended July 31,
	2019	2018	2017		2016		2015

Net asset value — Beginning of year	$9.000	$9.460	$9.390		$9.060		$9.880

Income (Loss) From Operations

Net investment income(1)	$0.634	$0.725	$0.625		$0.591		$0.546

Net realized and unrealized gain (loss)	0.067	(0.431)	0.230		(0.119	)(2)	(1.005)

Total income (loss) from operations	$0.701	$0.294	$0.855		$0.472		$(0.459)

Less Distributions

From net investment income	$(0.371)	$(0.670)	$(0.785)		$(0.142)		$(0.361)

Tax return of capital	(0.300)	(0.084)	—		—		—

Total distributions	$(0.671)	$(0.754)	$(0.785)		$(0.142)		$(0.361)

Net asset value — End of year	$9.030	$9.000	$9.460		$9.390		$9.060

Total Return(3)(4)	8.36%	3.02%	9.57%		5.37%		(4.55)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$80,225	$74,277	$70,985		$64,407		$48,141

Ratios (as a percentage of average daily net assets):

Expenses(4)(5)	0.85%	0.85%	0.86	%(6)	0.85%		0.85%

Net investment income	7.27%	7.64%	6.65%		6.68%		5.82%

Portfolio Turnover	85%	80%	70%		85%		74%

(1)	Computed using average shares outstanding.

(2)

The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)

The investment adviser and administrator reimbursed certain operating expenses (equal to 0.18%, 0.29%, 0.34%, 0.49% and 0.43% of average daily net assets for the years ended July 31, 2019, 2018, 2017, 2016 and 2015, respectively). Absent this reimbursement, total return would be lower.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)	Includes interest expense of 0.01% for the year ended July 31, 2017.

26	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2019

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Emerging Markets Debt Opportunities Fund (the Fund) is a non-diversified series of Eaton Vance Series Fund, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is total return. Effective September 3, 2015, the Fund designated its existing shares as Class R6 and established two new classes of shares named Class A and Class I. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class I and Class R6 shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer and dividend disbursing agent fees on the Statement of Operations, are not allocated to Class R6 shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Non-deliverable bond forward contracts are generally valued based on the current price of the underlying bond as provided by a third party pricing service and current interest rates. Swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Withholding taxes on foreign interest and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates.

27

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2019

Notes to Financial Statements — continued

D  Federal and Other Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In addition to the requirements of the Internal Revenue Code, the Fund may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Fund estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.

As of July 31, 2019, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Unfunded Loan Commitments — The Fund may enter into certain loan agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the accompanying Portfolio of Investments.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — The Corporation’s Articles of Incorporation provide that no Director or officer of the Corporation shall be liable, to the fullest extent permitted by Maryland law and the 1940 Act, to the Corporation or to its shareholders for money damages. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Financial Futures Contracts — Upon entering into a financial futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J  Forward Foreign Currency Exchange and Non-Deliverable Bond Forward Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. While forward foreign currency exchange contracts are privately negotiated agreements between the Fund and a counterparty, certain contracts may be “centrally cleared”, whereby all payments made or received by the Fund pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared contracts, the Fund is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. For centrally cleared contracts, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The Fund may also enter into non-deliverable bond forward contracts for the purchase or sale of a bond denominated in a non-deliverable foreign currency at a fixed price on a future date. For non-deliverable bond forward contracts, unrealized gains and losses, based on changes in the value of the contract, and realized gains and losses are accounted for as described above. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. In the case of centrally cleared contracts, counterparty risk is minimal due to protections provided by the CCP.

K  Interest Rate Swaps — Pursuant to interest rate swap agreements, the Fund either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Fund makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made, including amortization of upfront payments/receipts, are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship

28

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2019

Notes to Financial Statements — continued

between two rates of interest. The Fund is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

L  Credit Default Swaps — When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty (or CCP in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no proceeds from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may create economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. For financial reporting purposes, unamortized upfront payments or receipts, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 8 and 11. The Fund segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Fund segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked-to-market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.

M  When-Issued Securities and Delayed Delivery Transactions — The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make monthly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended July 31, 2019 and July 31, 2018 was as follows:

	Year Ended July 31,
	2019	2018

Ordinary income	$5,530,888	$6,592,826

Tax return of capital	$5,456,551	$934,272

As of July 31, 2019, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Deferred capital losses	$(165,947)

Net unrealized appreciation	$2,917,582

29

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2019

Notes to Financial Statements — continued

At July 31, 2019, the Fund, for federal income tax purposes, had deferred capital losses of $165,947 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at July 31, 2019, $165,947 are long-term.

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at July 31, 2019, as determined on a federal income tax basis, were as follows:

Aggregate cost	$174,483,318

Gross unrealized appreciation	$6,492,075

Gross unrealized depreciation	(3,557,415)

Net unrealized appreciation	$2,934,660

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by EVM as compensation for investment advisory and administrative services rendered to the Fund. The fee is computed at an annual rate of 0.65% of the Fund’s average daily net assets up to $500 million and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. For the year ended July 31, 2019, the investment adviser and administration fee amounted to $917,941 or 0.65% of the Fund’s average daily net assets. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 1.15%, 0.90% and 0.85% of the Fund’s average daily net assets for Class A, Class I and Class R6, respectively. This agreement may be changed or terminated after November 30, 2019. Pursuant to this agreement, EVM was allocated $248,037 of the Fund’s operating expenses for the year ended July 31, 2019.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended July 31, 2019, EVM earned $1,411 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $1,973 as its portion of the sales charge on sales of Class A shares for the year ended July 31, 2019. EVD also received distribution and service fees from Class A shares (see Note 4).

Directors and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser and administration fee. Directors of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Directors Deferred Compensation Plan. For the year ended July 31, 2019, no significant amounts have been deferred. Certain officers and Directors of the Fund are officers of EVM.

4  Distribution Plan

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended July 31, 2019 amounted to $16,400 for Class A shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

Class A shares may be subject to a 1% contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended July 31, 2019, the Fund was informed that EVD received no CDSCs paid by Class A shareholders.

30

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2019

Notes to Financial Statements — continued

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including paydowns, aggregated $150,044,105 and $80,310,568, respectively, for the year ended July 31, 2019.

7  Common Shares

The Corporation’s Articles of Incorporation permit the Directors to issue one billion full and fractional common shares of the Fund ($0.001 par value per share). The Corporation’s authorized shares are subdivided into 300 million shares for each of Class A, Class I and Class R6 and 100 million shares for Class C, which has not commenced operations. Transactions in Fund shares were as follows:

	Year Ended July 31,
Class A	2019	2018

Sales	775,234	968,809

Issued to shareholders electing to receive payments of distributions in Fund shares	54,932	17,293

Redemptions	(290,562)	(483,551)

Net increase	539,604	502,551

	Year Ended July 31,
Class I	2019	2018

Sales	9,456,523	5,059,206

Issued to shareholders electing to receive payments of distributions in Fund shares	539,139	155,112

Redemptions	(3,602,252)	(1,036,263)

Net increase	6,393,410	4,178,055

	Year Ended July 31,
Class R6	2019	2018

Sales	401,317	349,799

Issued to shareholders electing to receive payments of distributions in Fund shares	663,810	587,052

Redemptions	(427,965)	(190,805)

Net increase	637,162	746,046

At July 31, 2019, Eaton Vance Short Duration Strategic Income Fund, an Eaton Vance collective investment trust and donor advised funds (established and maintained by a public charity) managed by EVM owned in the aggregate 43.0% of the value of the outstanding shares of the Fund.

8  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts, non-deliverable bond forward contracts, financial futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at July 31, 2019 is included in the Portfolio of Investments. At July 31, 2019, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective, the Fund is subject to the following risks:

Credit Risk:  The Fund enters into credit default swap contracts to enhance total return and/or as a substitute for the purchase or sale of securities.

31

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2019

Notes to Financial Statements — continued

Foreign Exchange Risk:  The Fund engages in forward foreign currency exchange contracts to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.

Interest Rate Risk:  The Fund utilizes various interest rate derivatives including non-deliverable bond forward contracts, interest rate futures contracts and interest rate swaps to enhance total return, to seek to hedge against fluctuations in interest rates, and/or to change the effective duration of its portfolio.

The Fund enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At July 31, 2019, the fair value of derivatives with credit-related contingent features in a net liability position was $1,099,095. The aggregate fair value of assets pledged as collateral by the Fund for such liability was $140,837 at July 31, 2019.

The OTC derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Portfolio of Investments.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at July 31, 2019 was as follows:

	Fair Value
Statement of Assets and Liabilities Caption	Credit	Foreign Exchange	Interest Rate	Total

Distributable earnings*	$—	$589,087	$597,587	$1,186,674

Receivable for open forward foreign currency exchange contracts	—	1,100,299	—	1,100,299

Total Asset Derivatives	$—	$1,689,386	$597,587	$2,286,973

Derivatives not subject to master netting or similar agreements	$—	$589,087	$597,587	$1,186,674

Total Asset Derivatives subject to master netting or similar agreements	$—	$1,100,299	$—	$1,100,299

32

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2019

Notes to Financial Statements — continued

	Credit	Foreign Exchange	Interest Rate	Total

Distributable earnings*	$(11,873)	$(133,655)	$(1,870,666)	$(2,016,194)

Payable for open forward foreign currency exchange contracts	—	(1,087,736)	—	(1,087,736)

Payable/Receivable for open swap contracts; Upfront receipts on open non-centrally cleared swap contracts	(5,703)	—	(5,656)	(11,359)

Total Liability Derivatives	$(17,576)	$(1,221,391)	$(1,876,322)	$(3,115,289)

Derivatives not subject to master netting or similar agreements	$(11,873)	$(133,655)	$(1,870,666)	$(2,016,194)

Total Liability Derivatives subject to master netting or similar agreements	$(5,703)	$(1,087,736)	$(5,656)	$(1,099,095)

*

Only the current day’s variation margin on open futures contracts and centrally cleared derivatives is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open financial futures contracts and centrally cleared derivatives, as applicable.

The Fund’s derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for such assets and pledged by the Fund for such liabilities as of July 31, 2019.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Bank of America, N.A.	$148,047	$(148,047)	$—	$—	$—

BNP Paribas	24,036	(24,036)	—	—	—

Deutsche Bank AG	16,841	(16,841)	—	—	—

Goldman Sachs International	274,517	(255,065)	—	—	19,452

ICBC Standard Bank plc	3,826	—	—	—	3,826

JPMorgan Chase Bank, N.A.	30	(30)	—	—	—

Standard Chartered Bank	633,002	(570,187)	—	—	62,815

	$1,100,299	$(1,014,206)	$—	$—	$86,093

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

Bank of America, N.A.	$(200,053)	$148,047	$—	$—	$(52,006)

BNP Paribas	(37,535)	24,036	—	—	(13,499)

Deutsche Bank AG	(33,516)	16,841	—	—	(16,675)

Goldman Sachs International	(255,065)	255,065	—	—	—

JPMorgan Chase Bank, N.A.	(536)	30	—	—	(506)

Societe Generale	(2,203)	—	—	—	(2,203)

Standard Chartered Bank	(570,187)	570,187	—	—	—

	$(1,099,095)	$1,014,206	$—	$—	$(84,889)

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

33

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2019

Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended July 31, 2019 was as follows:

Statement of Operations Caption	Credit	Foreign Exchange	Interest Rate

Net realized gain (loss) —

Financial futures contracts	$—	$—	$(194,972)

Swap contracts	(178,096)	—	(1,049,725)

Forward foreign currency exchange contracts	—	(1,067,468)	—

Non-deliverable bond forward contracts	—	—	37,954

Total	$(178,096)	$(1,067,468)	$(1,206,743)

Change in unrealized appreciation (depreciation) —

Financial futures contracts	$—	$—	$(56,128)

Swap contracts	192,484	—	(1,038,143)

Forward foreign currency exchange contracts	—	722,061	—

Total	$192,484	$722,061	$(1,094,271)

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended July 31, 2019, which are indicative of the volume of these derivative types, were approximately as follows:

Futures Contracts — Short	Forward Foreign Currency Exchange Contracts*	Non-deliverable Bond Forward Contracts	Swap Contracts

$3,699,000	$106,857,000	$918,000	$45,916,000

*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.

9  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through October 29, 2019. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended July 31, 2019.

10  Risks Associated with Foreign Investments

The Fund’s investments in foreign instruments can be adversely affected by changes in currency exchange rates and political, economic and market developments abroad. In emerging or less developed countries, these risks can be more significant. Investment markets in emerging market countries are typically substantially smaller, less liquid and more volatile than the major markets in developed countries. Emerging market countries may have relatively unstable governments and economies. Emerging market investments often are subject to speculative trading, which typically contributes to volatility.

The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Economic data as reported by foreign governments and other issuers may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a foreign government to renegotiate defaulted debt may be limited.

34

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2019

Notes to Financial Statements — continued

11  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At July 31, 2019, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Foreign Government Bonds	$—	$103,715,294	$—	$103,715,294

Foreign Corporate Bonds	—	20,116,540	—	20,116,540

Sovereign Loans	—	7,421,790	—	7,421,790

Senior Floating-Rate Loans	—	—	2,203,730	2,203,730

Short-Term Investments —

Foreign Government Securities	—	34,775,572	—	34,775,572

U.S. Treasury Obligations	—	849,479	—	849,479

Other	—	9,438,170	—	9,438,170

Total Investments	$—	$176,316,845	$2,203,730	$178,520,575

Forward Foreign Currency Exchange Contracts	$—	$1,689,386	$—	$1,689,386

Swap Contracts	—	597,587	—	597,587

Total	$—	$178,603,818	$2,203,730	$180,807,548

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(1,221,391)	$—	$(1,221,391)

Futures Contracts	(56,339)	—	—	(56,339)

Swap Contracts	—	(1,837,559)	—	(1,837,559)

Total	$(56,339)	$(3,058,950)	$—	$(3,115,289)

35

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2019

Report of Independent Registered Public Accounting Firm

To the Directors of Eaton Vance Series Fund, Inc. and Shareholders of Eaton Vance Emerging Markets Debt Opportunities Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Emerging Markets Debt Opportunities Fund (the “Fund”) (one of the funds constituting Eaton Vance Series Fund, Inc.), including the portfolio of investments, as of July 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2019, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 19, 2019

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

36

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2019

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2020 will show the tax status of all distributions paid to your account in calendar year 2019. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of the foreign tax credit.

Foreign Tax Credit.  For the fiscal year ended July 31, 2019, the Fund paid foreign taxes of $432,996 and recognized foreign source income of $10,795,134.

37

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2019

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting held on April 24, 2019, the Boards of Trustees/Directors (collectively, the “Board”) of the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory and sub-advisory agreements for each of the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee exclusively comprised of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser (where applicable) to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings held between February and April 2019. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory and sub-advisory agreements.

Among other things, the information the Board considered included the following (for funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level):

Information about Fees, Performance and Expenses

•

A report from an independent data provider comparing advisory and related fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);

•	A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;

•

A report from an independent data provider comparing the investment performance of each fund (including, where relevant, yield data, Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;

•

Data regarding investment performance relative to benchmark indices and, in certain instances, to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board;

•

Comparative information concerning the fees charged and services provided by the adviser and sub-adviser (where applicable) to each fund in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund(s), if any;

•	Profitability analyses with respect to the adviser and sub-adviser (where applicable) to each of the funds;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;

•	The procedures and processes used to determine the fair value of fund assets, when necessary, and actions taken to monitor and test the effectiveness of such procedures and processes;

•

Information about the policies and practices of each fund’s adviser and sub-adviser (where applicable and in the context of a sub-adviser with trading responsibilities) with respect to trading, including their processes for seeking best execution of portfolio transactions;

•

Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser (where applicable and in the context of a sub-adviser with trading responsibilities) to each fund as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;

•	Data relating to the portfolio turnover rate of each fund;

Information about each Adviser and Sub-adviser

•	Reports detailing the financial results and condition of the adviser and sub-adviser (where applicable) to each fund;

•

Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, if applicable;

•	The Code of Ethics of the adviser and its affiliates and the sub-adviser (where applicable) of each fund, together with information relating to compliance with, and the administration of, such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser (where applicable) of each fund, if any, including descriptions of their various compliance programs and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser (where applicable) of each fund, if any;

38

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2019

Board of Trustees’ Contract Approval — continued

•

A description of Eaton Vance Management’s and Boston Management and Research’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by the adviser or administrator to each of the funds; and

•	The terms of each investment advisory agreement.

During the various meetings of the Board and its committees throughout the twelve months ended April 2019, the Trustees received information from portfolio managers and other investment professionals of the advisers and sub-advisers (where applicable) of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Trustees also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its Committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers (as applicable), with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory and sub-advisory agreements.

The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory and sub-advisory agreement. In evaluating each investment advisory and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser (where applicable) to each of the Eaton Vance Funds.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory and administrative agreement between Eaton Vance Emerging Markets Debt Opportunities Fund (the “Fund”) and Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, recommended to the Board approval of the agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory and administrative agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory and administrative agreement for the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment processes in light of the types of investments held by the Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board considered the abilities and experience of the Adviser’s investment professionals in investing in securities, derivatives and other instruments to establish long and short investment exposures to emerging markets, and investing in derivatives to establish short investment exposure to the euro. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund.

The Board considered the compliance programs of the Adviser and relevant affiliates thereof. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering

39

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2019

Board of Trustees’ Contract Approval — continued

exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory and administrative agreement.

Fund Performance

The Board compared the Fund’s investment performance to that of comparable funds and appropriate benchmark indices, as well as a customized peer group of similarly managed funds. The Board’s review included comparative performance data with respect to the Fund for the one-, three- and five-year periods ended September 30, 2018. In this regard, the Board noted that the performance of the Fund was higher than the median performance of the Fund’s peer group and custom peer group for the three-year period. The Board also noted that the performance of the Fund was higher than its benchmark and blended benchmark indexes for the three-year period. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended September 30, 2018, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors that had an impact on the Fund’s total expense ratio relative to comparable funds.

After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability and “Fall-Out” Benefits

The Board considered the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are deemed not to be excessive.

The Board also considered direct or indirect fall-out benefits received by the Adviser and its affiliates in connection with their respective relationships with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also concluded that the structure of the advisory fee, which includes breakpoints at several asset levels, will allow the Fund to continue to benefit from any economies of scale in the future.

40

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2019

Management and Organization

Fund Management.  The Directors of Eaton Vance Series Fund, Inc. (the Corporation) are responsible for the overall management and supervision of the Corporation’s affairs. The Directors and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Directors and officers of the Corporation hold indefinite terms of office. The “Noninterested Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Director and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Director oversees 165 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Director and officer serve until his or her successor is elected.

Name and Year of Birth	Corporation Position(s)	Director Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Director

Thomas E. Faust Jr. 1958	Director	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 165 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Corporation.

Other Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Directors

Mark R. Fetting 1954	Director	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Director	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Director	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Director	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years.(2) Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Chairperson of the Board and Director	2016 (Chairperson) and 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years.(2) None.

41

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2019

Management and Organization — continued

Name and Year of Birth	Corporation Position(s)	Director Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Directors (continued)

Helen Frame Peters 1948	Director	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years.(2) None.

Keith Quinton(3) 1958	Trustee	2018

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith(3) 1966	Trustee	2018

Member of Posse Boston Advisory Board (foundation) (since 2015). Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Director	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Director	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Corporation Position(s)	Officer Since(4)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Directors

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”) since 2016.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM since 2016.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM since 2016.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Director for a fund in the Eaton Vance family of funds. Each Director has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman, Quinton, Smith and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Messrs. Quinton and Smith began serving as Trustees effective October 1, 2018.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

42

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

43

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

7012    7.31.19

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated George J. Gorman and William H. Park, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm).

Item 4. Principal Accountant Fees and Services

Eaton Vance Emerging Markets Debt Opportunities Fund (the “Fund”) is the only series of Eaton Vance Series Fund, Inc. (the “Corporation”), a Maryland corporation. The Corporation is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Fund’s annual report.

(a)-(d)

The following table presents the aggregate fees billed to the Fund for the Fund’s fiscal years ended July 31, 2018 and July 31, 2019 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by D&T during such period.

Eaton Vance Emerging Markets Debt Opportunities Fund

Fiscal Years Ended	7/31/18	7/31/19
Audit Fees	$96,470	$95,000
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$20,840	$20,521
All Other Fees(3)	$0	$0

Total	$117,310	$115,521

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed by D&T for the Fund’s fiscal years ended July 31, 2018 and July 31, 2019; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the Series.

Fiscal Years Ended	7/31/18	7/31/19
Registrant	$20,840	$20,521
Eaton Vance(1)	$51,855	$60,130

(1)	The investment adviser to the Fund, as well as any of its affiliates that provide ongoing services to the Fund,

are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Series Fund, Inc.

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President
Date:	September 25, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	September 25, 2019

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	September 25, 2019